EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Midwest Oil & Gas Inc. (the “Company”) on Form 10-Q/A for the period ending October 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Martinez, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 31st day of December 2014.

/s/ Daniel Martinez
Daniel Martinez
President, Chief Executive Officer and Director (Principal Executive Officer)